UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2005

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51133	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

On September 21, 2005, MediciNova, Inc. (the “Company”) announced that it’s registration statement on Form S-1, filed with the Securities and Exchange Commission on September 19, 2005, was declared effective on September 21, 2005. Pursuant to the registration statement, 67,335,356 shares of the Company’s common stock were registered and may be offered for resale by the stockholders identified therein for their own account.

Attached as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is the press release issued by the Company on September 21, 2005.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Press Release issued September 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2005.

MEDICINOVA, INC.

By:	/s/ Takashi Kiyoizumi
Takashi Kiyoizumi, M.D., Ph.D. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued September 21, 2005.

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